UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2022

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495
Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ
Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 26, 2022, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that Purnovate, Inc. (“Purnovate”), a subsidiary of the Company, achieved positive in vivo data for PNV-5030 as a potential treatment for chronic pain.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01. Other Events.

On September 26, 2022, the Company issued a press release announcing that Purnovate achieved positive in vivo data for PNV-5030 as a potential treatment for chronic pain. The study was conducted in four groups of ten rats, which underwent surgical injury of the sciatic nerve. After ten days of recovery, mechanical allodynia (measured in grams of pressure) was performed using a 50% withdrawal threshold, an accepted animal model for measuring pain.

Certain highlights of the study included the following:

●	PNV-5030 treatment was administered orally with a 15mg/kg dose.

●	At 30 minutes post dose, PNV-5030 reduced pain by 43% compared to the control group, while acetaminophen (APAP) doses did not have a significant effect (4.7g vs 2.7g, respectively, p<0.05). PNV-5030 also demonstrated a 49% improvement in pain reduction over acetaminophen (APAP-25mg/kg) (4.7g vs 2.4g, respectively, p<0.05).

●	At 60 minutes post dose, PNV-5030 reduced pain by 76% compared to the control group (5.3g vs 1.8g, respectively, p<0.05). PNV-5030 also demonstrated a 53% improvement in pain reduction over acetaminophen (APAP-25mg/kg) (5.3g vs 2.4g, respectively, p<0.05).

●	At 120 minutes post dose, PNV-5030 reduced pain by 62% compared to the control group, while acetaminophen (APAP) doses did not have a significant effect (4.7g vs 1.8g, respectively, p<0.05).

●	At 180 minutes post dose, PNV-5030 reduced pain by 56% compared to the control group (3.4g vs 1.5g, respectively, p<0.05). PNV-5030 also demonstrated a 56% improvement in pain reduction over acetaminophen (APAP-25mg/kg) (3.4g vs 1.5g, respectively, p<0.05).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Adial Pharmaceuticals, Inc. dated September 26, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2022	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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